UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33818	48-1293684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Calle Amanecer San Clemente, CA		92673
(Address of principal executive offices)		(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02           Results of Operations and Financial Condition.

On April 1, 2019, ReShape Lifesciences Inc. (the “Company”) issued a press release announcing its financial results for the three months and fiscal year ended December 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished herewith pursuant to Item 2.02 of this Current Report and in Exhibit 99.1 hereto is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2019, the Company announced that Barton P. Bandy will  become the Company’s President and Chief Executive Officer effective April 1, 2019. Mr. Bandy, age 58, has extensive leadership experience in health care and specifically in the obesity and bariatric space. Most recently, Mr. Bandy was President and Chief Executive Officer of BroadSpot Imaging Corporation, a developer of medical devices for eye care, since April 2017. From April 2013 to August 2016, Mr. Bandy was President of Wellness at Alphaeon Corporation, where he was responsible for business development, commercial activities, strategy and acquisition integration. He previously spent 10 years at Inamed, including during its acquisition by Allergan.

Pursuant to Mr. Bandy’s offer letter, he will be paid an annual salary of $390,000 with a target bonus of up to 50% of his base salary. The Company intends to grant Mr. Bandy stock options to purchase up to 960,000 shares of common stock within the first six months of his employment, subject to approval by the Company’s Compensation Committee. In addition, Mr. Bandy would be entitled to severance equal to one year of his base salary if he is terminated by the Company without cause.

There are no arrangements or understandings between Mr. Bandy and any other person pursuant to which Mr. Bandy was appointed as President and CEO of the Company. Mr. Bandy does not have a direct or indirect material interest in any currently proposed transaction to which the Company is a party, nor has Mr. Bandy had a direct or indirect material interest in any such transaction since the beginning of the Company’s fiscal year.

Item 9.01           Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Scott P. Youngstrom
Scott P. Youngstrom
Chief Financial Officer

Dated: April 1, 2019